STEIN ROE INTERMEDIATE BOND FUND
                            STEIN ROE HIGH YIELD FUND
                              STEIN ROE INCOME FUND

                             (together, the "Funds")

               SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 1, 1999
                            ------------------------

As of July 14, 2000, the current shares of the Funds will be redesignated Class S shares. Like the existing shares from which they are being converted, these Class S shares are no-load shares carrying no sales charge or 12b-1 fee.

HIGH YIELD FUND

The section of the prospectus entitled "Principal Investment Strategy" is replaced with the following:

PrincipalInvestment  Strategy  High Yield Fund invests all of its assets in SR&F
         High Yield Portfolio as part of a master fund/feeder fund structure. The Portfolio invests at least 65% of total assets in high-yield, high-risk debt securities. These securities are rated at the time of purchase:

o        below BBB by Standard & Poor's,
o        below Baa by Moody's Investors Service, Inc.,
o        with a comparable rating by another nationally recognized rating agency, or
o        unrated securities that Stein Roe believes to be of comparable quality.

         The Portfolio may invest in any type of debt securities, including corporate bonds and mortgage-backed and asset-backed securities.

         The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

         Although the Fund will invest primarily in debt securities, the Fund may invest in equity securities to seek capital appreciation. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stocks.

         In determining whether to buy or sell securities, the portfolio manager evaluates relative values of the various types of securities in which the Fund can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio manager may be required to sell portfolio investments to fund redemptions. The Portfolio may invest in securities of any maturity


         The section of the prospectus entitled "Other Investments and Risks" is supplemented with the following:

         Initial Public Offerings

         High Yield Portfolio may invest a portion of its assets in certain types of equity securities including securities offered during a company's initial public offering (IPO). An IPO is the sale of a company's securities to the public for the first time. The market price of a security the Portfolio buys in an IPO may change substantially from the price the Portfolio paid, soon after the IPO ends. In the short term, this change may significantly increase or decrease the Fund's total return, and therefore its performance history, after an IPO investment. This is especially so when the Fund's assets are small. However, should the Fund's assets increase, the results of an IPO investment will not cause the Fund's performance history to change as much. Although companies can be any size or age at the time of their IPO, they are often smaller in size and have a limited operating
         history  which  could  create   greater   market   volatility  for  the
         securities. The Advisor intends to limit the Portfolio's IPO investments to issuers whose debt securities the Portfolio already owns, or issuers which the Advisor has specially researched before the IPO. The Portfolio does not intend to invest more than 5% of its assets in IPO's and does not intend to buy them for the purpose of immediately selling (also known as flipping) the security after its public offering






      S09-36/116C-0700                                            July 14, 2000